Supplemental Information - Summary of Components of Interest, Net (Detail) - USD ($) $ in Thousands	3 Months Ended		9 Months Ended		12 Months Ended
	Sep. 30, 2022	Sep. 30, 2021	Sep. 30, 2022	Sep. 30, 2021	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Condensed Financial Information Disclosure [Abstract]
Interest expense	$ (57)	$ (356)	$ (73)	$ (1,075)	$ (1,431)	$ (1,435)	$ (1,490)
Interest income	31	0	44	16	17	557	1,600
Total	$ (47)	$ (356)	$ (80)	$ (1,059)	$ (1,414)	$ (878)	$ 110